Exhibit 99.2
(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 1 2nd Quarter Fiscal 2011 Financial Results Conference Call May 5, 2011

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 2 Safe Harbor Statement "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/10. The Company assumes no obligation to update the information in this presentation. Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Brooks business and its operational performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of all non-GAAP amounts to the relevant GAAP amount are provided in either an attachment to our second quarter financial results press release issued on May 5, 2011 or as an attachment to call slides used to accompany prepared comments made during our financial results conference call of the same date. Both documents are available on our web site at www.brooks.com.

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 3 Revenue Gains of 8% $ millions Q1FY11 Q2FY11 Change Revenues $ 178.4 $ 192.7 $ 14.3 Operating profit (before special charges)* 23.9 27.0 3.1 Special charges (0.2) (0.2) 0.0 Interest & other income 0.4 0.4 0.0 Income taxes (1.0) (1.0) 0.0 Minorities & joint venture earnings 0.3 0.4 0.1 Net Income Attributable to Brooks $ 23.5 $ 26.6 $ 3.1 GAAP DEPS $ 0.36 $ 0.41 $ 0.5 Adjusted DEPS * $ 0.37 $ 0.41 $ 0.4 * Non - GAAP measure See www.brooks.com for reconciliation to the appropriate GAAP measure

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 4 Operating Margin Expands to 14% $ millions Q1FY11 Q2FY11 Change Revenues $ 178.4 $ 192.7 $ 14.3 Gross Profit 57.3 61.7 4.4 Gross Margin % 32.1% 32.0% .1% Research & development 8.9 9.5 (0.6) Selling, general & administrative 24.5 25.2 (0.8) Operating Income (before special charges)* $ 23.9 $ 27.0 $ 3.1 * Non - GAAP measure See www.brooks.com for reconciliation to the appropriate GAAP measure

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 5 Revenue and Earnings Waterfall 1st Quarter Fiscal 2011 $ 178.4 $23.9 Critical Solutions 7.9 3.7 Systems Solutions 5.9 0.5 GCO (Service) business growth 0.5 0.2 Increased engineering expense (0.6) Reduction in overhead spending 0.5 Increased stock compensation expense (1.2) 2nd Quarter Fiscal 2011 $ 192.7 $27.0 Revenues Operating Profit before Special Charges $ millions

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 6 Cumulative Adjusted EBITDA* Growth at 35% of Revenue Growth Q3FY09 Q4 FY09 Q1FY10 Q2FY10 Q3FY10 Q4 FY10 Q1 FY11 Q2FY11 Revenues 43.9 64.1 106.2 148.4 156.8 181.6 178.4 192.7 Adj EBITDA -17.2 -8.7 5.6 17.3 22.5 29.7 29.9 34.1 R E V E N U E S A D J E B I T D A* Contract Manufacturing mix 24 - 26% * Non - GAAP measure See www.brooks.com for the reconciliation to the appropriate GAAP measure

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 7 Cash Flow Components Adjusted EBITDA * $ 34.1 Restructuring Cash Flow (1.2) Growth in accounts receivable (12.0) Other working capital 0.3 Capital expenditures (1.5) Other 0.9 Net Change in Cash and Marketable securities $ 20.6 FY11 Q2 $ millions * Non - GAAP measure See www.brooks.com for reconciliation to the appropriate GAAP measure

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 8 Selected Balance Sheet Accounts Cash & marketable securities 157.9 178.5 Accounts Receivable, net 87.6 99.6 DSO at 47 days with strong March revenues Inventories, net 127.1 126.6 Inventory turns improve to 4.1 x Accounts Payable (62.3) (61.0) Build of product earlier in the quarter Accrued compensation (11.8) (12.9) Variable compensation accruals FY11 Q1 FY11 Q2 $ millions

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 9 Return on Invested Capital Net Income 23.5 26.6 Less: Special charges and interest income 0.0 0.0 Operating Return 23.5 26.6 Shareholders Equity 413.9 444.4 Less: Cash & Marketable Securities 157.9 178.5 Investment in Operations 256.0 265.9 Annualized Return on Invested Capital 36.7% 40.0% Q1 FY11 Q2 FY11 $ millions

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 10 Critical Solutions Segment $ millions Q1FY11 Q2FY11 Comments on Sequential Trends Revenues $ 74.4 $ 82.4 Vacuum products growth Gross Profit 31.0 34.7 Margin expansion to 42.2% Operating Expenses 17.5 18.2 Increase in engineering investments Segment Operating Income $ 13.5 $ 16.5 20.0% operating margin

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 11 Systems Solutions Segment $ millions Q1FY11 Q2FY11 Comments on Sequential Trends Revenues $ 86.2 $ 92.1 Principally growth in contract manufacturing Gross Profit 20.6 21.1 Mix of contract manufacturing operations Operating Expenses 10.7 11.2 Segment Operating Income $ 9.9 $ 9.9 10.7% operating margin

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 12 Global Customer Operations $ millions Q1FY11 Q2FY11 Comments on Sequential Trends Revenues $ 17.7 $ 18.2 Double digit robot service growth Gross Profit 5.7 5.9 Margin expands to 32.4% Operating Expenses 4.4 4.5 Segment Operating Income $ 1.3 $ 1.4 7.7% operating margin

Brooks Life Science Systems RTS revenue annual run rate expectations $ 10 - 12 million Dilution in FY11 < $0.01 Purchase price, net of cash on hand $ 3.3 million

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 14 Revenue Guidance $ millions Q2FY11 Q3FY11 Comments on Sequential Trends Core business 144.3 138.0 - 145.0 Continuing technology wins across a broad spectrum of OEM's. Strong backlog into the quarter. Contract Manufacturing 48.4 25.0 - 50.0 Driven by timing of the close of sale to Celestica. Life Science Systems 0.0 2.0 - 3.0 Acquired April 1 GAAP Revenues 192.7 165.0 - 195.0

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 15 Margin & Earnings Guidance $ millions Q2FY11 Q3FY11 Comments on Sequential Trends Revenues $ 192.7 $165.0 - $195.0 Gross margins 32% 31 - 35% Timing of contract manufacturing business sale. Operating Expenses $ 34.7 $ 33.5 - 35.0 Continued engineering build. G&A reductions. Adjusted DEPS * $ 0.41 $ 0.35 - $0.40 * Non - GAAP measure. See www.brooks.com for reconciliation of historical measure to GAAP measure

(c) Copyright 2011 by Brooks Automation, Inc. - Proprietary Information 16 2nd Quarter Fiscal 2011 Financial Results Conference Call May 5, 2011

GAAP to Non-GAAP Reconciliation